SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 19, 2002

                             Excel Publishing, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       333-51918               87-0653761
           ------                       ---------               ----------
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
         of incorporation)                                Identification Number)


                 2250 West Center Street, Springville, UT 84663
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (801) 489-0222

          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  Other Events.

         On February 19, 2002, the Company signed a Letter of Intent to acquire 100% of the outstanding common shares of ANF Telecast, Inc. of Los Angeles, CA. The anticipated acquisition is subject to completing an Exchange Agreement, the satisfactory completion of due diligence, and other terms and conditions being met by both companies.

         ANF Telecast, Inc. is a California based infomercial company specializing in the multi-million dollar infomercial business of producing television based direct sales. ANF Telecast focuses on the exercise/health products category.


ITEM 7.  Exhibits.

SEC reference
Number                     Description                           Location
------                     -----------                           --------
10                         Letter of Intent                      Attached



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EXCEL PUBLISHING, INC.

                                            By:  /s/ Steven L. White
                                                --------------------------------
                                                Steven L. White
                                                President and CEO

                                                Date:   February 19, 2002

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